UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant                           ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
August 7, 2023
Dear Fellow Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., Eastern Time, on Tuesday, September 19, 2023.
We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2023 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2023. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) elect six directors; (ii) approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares; and (iii) ratify our appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on July 21, 2023 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 7, 2023, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.
You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2023 on Tuesday, September 19, 2023 at 10:00 a.m., Eastern Time, for the following purposes:
•
to elect six directors, constituting the entire board of directors of the Company (the “Board of Directors”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

•
to approve an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares (the “Plan Amendment Proposal”);

•
to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023; and

•
to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on July 21, 2023 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2023.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about August 7, 2023, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2022 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Ms. Judith Murrah
Secretary
Stony Brook, New York
August 7, 2023
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To Be Held on September 19, 2023
The Proxy Statement, along with our 2022 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,500,000 SHARES	13
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
MANAGEMENT AND CORPORATE GOVERNANCE	22
EXECUTIVE COMPENSATION	28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	38
HOUSEHOLDING OF PROXY MATERIALS	40
OTHER BUSINESS	41
STOCKHOLDER PROPOSALS AND NOMINATIONS	42
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	43
APPENDIX A	A-1
APPENDIX B	B-1

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. to be held online on Tuesday, September 19, 2023, beginning at 10:00 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE ANNUAL MEETING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “— Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 7, 2023. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how you can:
•
View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

•
Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of six directors; (ii) the approval of an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares (the “Plan Amendment Proposal”); (iii) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023; and (iv) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2022 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote to approve the Plan Amendment to increase the number of authorized shares of common stock reserved for issuance under the Company’s 2020 Equity Incentive Plan by 3,500,000 shares or against such approval. You may also vote for the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 or against such ratification. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on July 21, 2023, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On July 21, 2022, the record date for the meeting, there were 13,658,520 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 13,658,520 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 6,829,261 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The six nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.

Proposal No. 2: Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by 3,500,000 Shares
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote has the same legal effect as a vote “against” the matter.
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
How can you attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2023. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2023.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2023 on the day of the Annual Meeting.

•
Webcast will start on September 19, 2023, at 10:00 a.m., Eastern Time.

•
You will need your 16-digit control number to enter the Annual Meeting.

•
Stockholders may submit questions while attending the Annual Meeting via the Internet.

•
Webcast replay of the Annual Meeting will be available until September 19, 2024.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2023. We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2023 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2.
By Telephone — You may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail — Complete and sign the attached WHITE proxy card, or if you are a beneficial owner who has been provided by your broker with a 16-digit control number, complete and sign the applicable card provided by your broker, and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting.
If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
•
Proposal No. 1:   to elect six directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

•
Proposal No. 2:   to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares; and

•
Proposal No. 3:   to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023.

Each of these proposals is described in further detail below.

What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:
•
FOR Proposal No. 1, for the election of each of the six nominated candidates for director;

•
FOR Proposal No. 2, to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares; and

•
FOR Proposal No. 3, for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees, (ii) for the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3,500,000 shares, and (iii) for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
•
Non-Discretionary Items.   The election of directors and the Plan Amendment Proposal are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

•
Discretionary Items.   The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Can I change my vote or revoke my proxy?
Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on September 18, 2023, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 10:00 AM, Eastern Time, on September 19, 2023. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that Is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $9,000 plus $6.00 per telephone call and $6.00 per QuickVote received for its services. QuickVote is a service that allows Kingsdale Advisors to record the votes of certain of our stockholders. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800, or you may contact Kingsdale Advisors by telephone at 1-855-682-9644.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Six directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2024 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. On July 31, 2023, Scott L. Anchin, who has been a member of the Board of Directors since 2019, informed the Company that he will not stand for re-election at the Annual Meeting. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member. As of the Annual Meeting, the number of directors shall be fixed at six.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of July 21, 2023, and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	70	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the boards of Softheon Corporation, NeoMatrix Formulations, Inc. and the TNPO2 Foundation.
Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer and President led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.

Robert B. Catell	86	2016
Robert B. Catell has been a member of the Board of Directors since October 7, 2016. Mr. Catell serves as Chairman of the Advanced Energy Research and Technology Center (AERTC) at Stony Brook and the National Offshore Wind Research and Development Consortium (NOWRDC). He also serves on the board of several business and not-for-profit organizations, including Long Island Association (LIA), A+ Technology & Security Solutions, Inc., Applied DNA Sciences, ThermoLift Inc., and Utility Technology Solutions (UTS). Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Delivery (formerly Brooklyn Union Gas), and Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan, and has served on numerous boards including New York State Energy Research & Development Authority (NYSERDA.) He chaired the New York State Business Council and the Brooklyn Chamber of Commerce.
Mr. Catell holds both a Master’s and Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School.
The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.

Joseph D. Ceccoli	60	2014	Joseph D. Ceccoli has been a member of the Board of Directors since December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF, Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists. Mr Ceccoli has authored and co-authored 16 technical papers that have appeared in peer reviewed and industry specific journals and magazines and is inventor on 16 patents.
The Board of Directors believes that Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Yacov A. Shamash	73	2006	Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at Stony Brook. He served as VP for Economic Development at Stony Brook from 2001 – 2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology, and the New York State Center for Excellence in Advanced Energy Research, at Stony Brook. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp. and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics and Listnet. Dr. Shamash holds a Ph.D. degree in Electrical Engineering

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

from Imperial College of Science and Technology in London, England.
Dr. Shamash daily encounters leaders of businesses large and small, regional and global in their reach and, as a member of our Board of Directors, has played an integral role in our business development by providing the highest-level introductions to customers, channels to market and to the media. Dr. Shamash also brings to our Board of Directors his valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.

Sanford R. Simon	80	2006
Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon was a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook since 1969. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963, a Ph.D. in Biochemistry from Rockefeller University in 1967, and studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He has maintained an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.
Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors

Elizabeth Schmalz Shaheen	72	2017	Ms. Elizabeth M. Schmalz Shaheen has been a member of the Board of Directors since June 1, 2017. She has served as President of American Flavors & Fragrances LLC, a fragrance company, since 2003. Ms. Schmalz Shaheen also serves as President of her own consulting firm, Betsy Schmalz & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Schmalz Shaheen’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
and Victoria’s Secret for The Limited. Ms. Schmalz Shaheen started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University and serves on their Board of Trustees. Ms. Schmalz Shaheen’s track record of accomplishments as a strategist and products leader within the cosmetics and personal care industries led the Board of Directors to conclude she should serve as a director of the Company.
There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.
Board Diversity Matrix
Under Nasdaq Rule 5605(f), approved by the SEC in August 2021, smaller reporting companies listed on The Nasdaq Stock Market are required, subject to a phase-in period and certain exceptions, to (a) publicly disclose board-level diversity statistics using a standardized matrix and (b) have, or explain why they do not have, at least two directors who are diverse, including at least two directors who identify as female, or at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+. The new rule is aimed at encouraging a minimum board diversity objective for companies and provide stockholders with consistent, comparable disclosures concerning a company’s current board composition.
Based on information provided by our directors in connection with the preparation of this Proxy Statement, one of our board members self-identifies as female. In accordance with Nasdaq’s board diversity listing standards, we are disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors in the table below.
Board Diversity Matrix (As of July 21, 2023)
Total Number of Directors — 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6
Demographic Information:
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2022, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2022.
Vote Required
The six nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, a quorum being present, will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” all the nominees named above.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE
PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,500,000 SHARES
We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix A hereto (the “Plan Amendment”), to increase the number of shares of common stock authorized for issuance by an additional 3,500,000. In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan”. On August 2, 2023, our Board approved the Plan Amendment, subject to stockholder approval, and directed that the Amended Plan be submitted to our stockholders for their approval at the Annual Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve.
The purposes of the Amended Plan are to enable the Company to continue to recruit and retain highly qualified employees, directors and consultants; continue to provide them with an incentive for productivity; and continue to provide them with an opportunity to share in the growth and value of the Company. The Board believes that the Amended Plan and the increase in the number of shares available for grant thereunder are important to allow us to continue to attract, motivate, reward and retain the talent critical to achieving our business goals. As of August 3, 2023, we had only 1,296,746 shares of common stock that remained available for issuance under the Current Plan. If Proposal No. 2 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares reserved for issuance upon stockholder approval at the Annual Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. If the Plan Amendment is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.
History of the Current Plan
On June 30, 2020, our Compensation Committee recommended that our Board approve the Current Plan and submit the Current Plan to a vote of our stockholders. On June 30, 2020, our Board approved the Current Plan, subject to stockholder approval, and directed that the Current Plan be submitted to our stockholders for their approval at the Company’s annual meeting of stockholders held on September 16, 2020 (the “2020 Annual Meeting”). Our stockholders approved the Current Plan at the 2020 Annual Meeting. The purposes of the Current Plan are to enable the Company to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and provide them with an opportunity to share in the growth and value of the Company. The Current Plan, as adopted, made 3,500,000 shares of our common stock available for issuance to eligible participants (the “Current Share Pool”). The maximum number of shares of common stock that presently may be issued under the Current Plan in connection with awards is 1,296,746. On August 2, 2023, the Board approved and adopted the Plan Amendment, subject to stockholder approval at the Annual Meeting, to increase the number of authorized shares reserved for issuance pursuant to the Current Plan by 3,500,000 shares. No awards are planned at this time based on such increase in authorized shares.
Remaining Share Reserve
As of September 30, 2022, there were 12,908,520 shares of our common stock outstanding. As of the date hereof, the Company has awarded grants of stock options of 2,280,333 shares pursuant to the Current Plan and there are currently 1,296,746 authorized shares remaining under the Current Plan. The increase of 3,500,000 authorized shares of common stock available for grant under the Amended Plan will result in additional potential dilution of our outstanding stock.
With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares associated with such awards will again become available for grant under the Amended Plan.

Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Current Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.
Additionally, with respect to awards previously granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan, as amended (the “2005 Plan”) that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the Share Pool so that they can be utilized for new grants under the Current Plan. As of August 3, 2023, awards with respect to 242,449 shares of our common stock were outstanding under the 2005 Plan.
The term of the Current Plan will expire on September 15, 2030.
Summary of the Amended Plan
The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the actual Amended Plan, a copy of which is attached as Appendix B hereto.
Administration
The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan, provided that, the Board itself may at any time exercise any rights and duties of the committee under the Amended Plan. Our Board will designate the Compensation Committee as the committee authorized to administer the Amended Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the Amended Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a participant’s rights without the participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to Section 16 of the Exchange Act.
In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans, and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the Amended Plan.
Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the Amended Plan at any time.
Eligibility
Any of our employees, directors, consultants, and other service providers, and those of our affiliates, will be eligible to participate in the Amended Plan. As of September 30, 2022, the Company employed or engaged approximately 69 employees, 6 nonemployee directors and 6 consultants who would be eligible to participate in the Amended Plan. Participants will be selected in the discretion of the Compensation Committee.
Vesting
The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the Amended Plan in connection with awards is 7,000,000 (the “Share Pool”). However, if any award previously granted under the 2005 Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of August 3, 2023, awards with respect to 242,449 shares of our common stock were outstanding under the 2005 Plan.
If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the Amended Plan. However, shares that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.
Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.
The maximum aggregate number of shares under the Amended Plan that may be issued in respect of incentive stock options is 7,000,000.
The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $250,000 in any single calendar year.
The market value of a share of our common stock as of August 3, 2023 was $1.70.
Adjustments
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the Amended Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the Amended Plan or outstanding awards, in each case as it determines to be equitable.
Types of Awards
The Amended Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”), and (v) cash or other stock-based awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of common stock. An incentive stock option (“ISO”), may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the optionholder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.   A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s employment with us (or our affiliates) is terminated for cause (as defined in the Amended Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered shares will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s employment terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.
Restricted Stock.   A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the underlying restricted stock to which they relate, and may also require that the dividends be invested in additional restricted shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture.
Restricted Stock Units.   An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or other Stock Based Awards.   Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our common stock, or a combination of both, at the discretion of the Compensation Committee.
Change in Control
In the event of a change in control (as defined in the Amended Plan), the Compensation Committee may, in its sole and absolute discretion, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended Plan.
Federal Income Tax Consequences
The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Tax laws are subject to change.
Under the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.
Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.
Restricted Stock Units.   When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements and the Compensation Committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on September 15, 2030.
Equity Compensation Plan Information
The table below sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of September 30, 2022.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Applied DNA Sciences, Inc.2005 Incentive Stock Plan, as amended	279,060	$61.87	44,343
Applied DNA Sciences, Inc. 2020 Incentive Plan	783,995	5.76	2,721,980
Equity compensation plans not approved by security holders	—	—	—
TOTAL	1,063,055	$20.47	2,766,323
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the Plan Amendment. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The approval of the Plan Amendment is a non-discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may not generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the approval of the Plan Amendment. If no instructions are indicated on such proxy, the shares will be voted “FOR” the approval of the Plan Amendment.
The Board of Directors deems Proposal No. 2 “Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by 3,500,000 Shares” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3 —
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Marcum LLP (“Marcum,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2023. Marcum has been our independent registered public accounting firm since it was appointed on June 23, 2014 to audit our consolidated financial statements for the fiscal year ended September 30, 2014. Since that date, Marcum has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
The Board of Directors and audit committee are aware of recent fines imposed by the Securities and Exchange Commission and Public Company Accounting Oversight Board on Marcum LLP who currently serve as our independent auditors. The audit committee has reviewed these matters with representatives of the firm and will continue to closely monitor ongoing developments at Marcum LLP. The Board of Directors and audit committee continue to recommend the appointment of Marcum LLP. The audit committee and the Board of Directors may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our stockholders.
Audit and Other Fees
The following table sets forth fees billed to us by our current independent auditors during the fiscal years ended September 30, 2022 and 2021 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
Marcum LLP
	Fiscal year ended September 30, 2022	Fiscal year ended September 30, 2021
(i) Audit Fees	$249,035	$207,579
(ii) Audit Related Fees	—	—
(iii) Tax Fees	22,000	22,660
(iv) All Other Fees	—	—
Total Fees	$271,035	$230,239
Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.

Audit Committee Report
The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2022 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.
The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2022 with management. The audit committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The audit committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the SEC.
THE AUDIT COMMITTEE
Yacov Shamash (Chairperson)
Joseph Ceccoli
Robert B. Catell
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2023. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2023 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of Marcum as our auditors for the fiscal year ending September 30, 2023. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of Marcum as our auditors for the fiscal year ending September 30, 2023.
The Board of Directors deems Proposal No. 3 “Ratification of Appointment of Independent Registered Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of seven members: James A. Hayward, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen. On July 31, 2023, Scott L. Anchin, who has been a member of the Board of Directors since 2019, informed the Company that he will not stand for re-election at the Annual Meeting. Our Board of Directors has nominated six incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1  —  Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that at all times during the fiscal year ended September 30, 2022, each of our directors other than Dr. Hayward and Mr. Anchin — consisting of John Bitzer, III (who did not stand for re-election at the Company’s 2022 annual meeting of stockholders), Robert B. Catell, Joseph D. Ceccoli, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. On August 2, 2023, the Board of Directors determined that Mr. Anchin was also “independent” as of such date, as defined by the listing standards of Nasdaq. The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the audit committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the compensation committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.

Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing compensation committee (the “compensation committee”) and in September 2011, our Board of Directors established an audit committee and a nominating committee (the “nominating committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/ adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2022, the Board of Directors held ten formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent four times. During fiscal 2022, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, with the exception of John Bitzer, III, who did not seek re-election at the 2022 annual meeting of stockholders. Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2022.
The membership of each of the audit committee, the compensation committee, and the nominating committee is composed, and was composed during the fiscal year ended September 30, 2022, entirely of independent directors. In addition, the members of the audit committee meet the heightened standards of independence for audit committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2022 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
Robert B. Catell(I)		—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz Shaheen(I)	—
Scott L. Anchin(I)	—	—	—

      Chairperson
      Member
(I)
Independent director

Audit Committee
Messrs. Bitzer, Catell, Ceccoli, and Shamash served on the audit committee during the fiscal year ended September 30, 2022. Mr. Bitzer retired from the Audit Committee, of which he had been chairperson, on July 22, 2022. Effective July 22, 2022, Mr. Catell was appointed to the audit committee and Mr. Shamash was appointed as the chairperson of the audit committee. Messrs. Catell, Ceccoli and Shamash continue to serve on the audit committee. The Board of Directors has determined that each member of the audit committee (including former member Mr. Bitzer) is independent within the meaning of the director independence standards of the Company and Nasdaq as well as the heightened director independence standards of the SEC for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the audit committee is financially sophisticated and is able to read and understand consolidated financial statements and that each of Messrs. Bitzer and Shamash is an “audit committee financial expert” as defined in the Exchange Act. During fiscal 2022, the audit committee held four formal meetings.

The composition and responsibilities of the audit committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee charter will be reviewed, and amended if necessary, on an annual basis.
The audit committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The audit committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Bitzer, Ceccoli and Shamash (Chairperson) and Ms. Schmalz Shaheen served on the compensation committee during the fiscal year ended September 30, 2022. Mr. Bitzer resigned from the compensation committee effective June 3, 2022, and was replaced by Ms. Schmalz Shaheen. Ms. Schmalz Shaheen was appointed to the compensation committee effective June 3, 2022. Messrs. Ceccoli and Shamash and Ms. Schmalz Shaheen continue to serve on the compensation committee. The compensation committee reviews and approves salaries and bonuses for all officers, reviews and approves non-employee directors compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The compensation committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the compensation committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. During fiscal 2021, the compensation committee engaged an independent compensation consultant, Compensia, to advise it on matters related to the Company’s executive compensation program and the non-executive director compensation program. The compensation committee also considers other general industry information and trends if available. During fiscal 2022, the compensation committee held three formal meetings.
Late in fiscal year 2021, Compensia reported directly to the compensation committee and advised the committee on the principal aspects of our executive and non-employee director compensation programs, including evolving industry practices, market information and the competitiveness of our program design. Compensia does not provide services to us other than its advice to the compensation committee on executive and director compensation matters.
Nominating Committee
Messrs. Shamash (Chairperson), Bitzer and Simon and Ms. Schmalz Shaheen served on the nominating committee during the fiscal year ended September 30, 2022. Mr. Bitzer retired from the nominating committee on June 22, 2022, and was replaced by Ms. Schmalz Shaheen, effective June 22, 2022. Messrs. Shamash (Chairperson), Simon and Ms. Schmalz Shaheen currently continue to serve on the nominating committee. The Board of Directors has determined that each member of the nominating committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC. The nominating committee did not hold any formal meetings during fiscal 2022.
The nominating committee is responsible for, among other things: developing and revising the selection criteria and qualification standards for candidates to the Board of Directors, identifying candidates based on such selection criteria and qualification standards, and making recommendations on these matters to the Board of Directors; and reviewing and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Identifying Nominees.   The nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).
Stockholder Candidates.   The nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the nominating committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.
Review of Director Nominees.   The nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2024 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including our chief executive officer, our chief financial officer and those officers and employees responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.
We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Hedging Policy
Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Executive Officers
Our current executive officers, and their ages and positions as of July 21, 2023, are set forth below.
Dr. James A. Hayward, age 70, has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the boards of Softheon Corporation, NeoMatrix Formulations, Inc. and the TNPO2 Foundation.

Beth Jantzen, age 46, has been our Chief Financial Officer since February 15, 2015. Previously, Ms. Jantzen held the position of Controller from May 2013 to her appointment as Chief Financial Officer. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, our independent registered accounting firm, from January 2000 until May 2013, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Judith Murrah, age 65, has been our Chief Operating Officer since January 19, 2021, our Chief Information Officer since June 1, 2013, and our Secretary since December 22, 2017. Ms. Murrah is responsible for our business functions of operations, information technology, marketing, quality assurance oversight and the development of key customer and partner relationships. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions Inc., which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing the global IT program management office, financial and supplier operations and quality assurance. At Symbol Technologies, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an inventor on fourteen U.S. patents. Ms. Murrah is active in Long Island’s business and academic community. She has co-founded and volunteers with non-profits engaging students in science, technology, engineering, and math disciplines. She serves on the boards of the Middle Country (N.Y.) Library Foundation, the Tesla Science Center at Wardenclyffe, and Stony Brook’s Center for Corporate Education. Ms. Murrah was named to 2005 and 2006 Top 50 Women of Long Island and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Clay Shorrock, age 39, has been our Chief Legal Officer and Executive Director of Business Development since April 2021. Mr. Shorrock leads our legal, regulatory, IP, and business development functions. Mr. Shorrock previously served as our in-house and outside general and IP counsel from November 2016 through March 2021, during which time he was instrumental in the Company’s formation of its genetic medicine and in vitro diagnostics business segments. Mr. Shorrock has over a decade of experience in intellectual property, patent law, and complex commercial transactions having represented clients, including Fortune 500 and development stage companies. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
The compensation committee has overall responsibility for approving and evaluating the compensation arrangements for our named executive officers. Our named executive officers for fiscal 2022 are: our Chief Executive Officer and President, Dr. James Hayward, our Chief Financial Officer, Beth Jantzen, and our Chief Operating Officer and Chief Information Officer, Judith Murrah. Our Chief Executive Officer provides recommendations to the compensation committee with respect to the compensation of the named executive officers other than himself. However, the compensation committee is free to make decisions that are contrary to the Chief Executive Officer’s recommendations. As noted above, during fiscal year 2021, the compensation committee also engaged an independent compensation consultant, Compensia, to advise it on matters related to our executive compensation program.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide and individual performance, and (3) align the executive’s interest with the creation of long-term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our Company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives, and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components, in ways we believe are most appropriate to motivate senior management and reward them for achieving key business goals.
Base Salary
As of October, 2021, the annual base salary for each of our named executive officers was as follows: Dr. Hayward, $400,000, Ms. Jantzen, $300,000 and Ms. Murrah. $325,000. Effective November 1, 2021, Dr. Hayward’s annual salary rate was increased to $450,000. The increase to the CEO’s salary was made after receiving a market assessment from Compensia in order to keep his salary competitive in the market. Effective May 7, 2022, Dr. Hayward and Ms. Murrah voluntarily reduced their salaries to $225,000 and $300,000, respectively, in response to the then current cash position of the Company. The CEO and COO salaries were restored back to $450,000 and $325,000, respectively, on September 3, 2022 and they were paid a one-time payment of $110,343 and $12,260, respectively, which represents the restoration of the reduction in their salaries from May 7, 2022 through September 3, 2022. The one-time payment was made during October 2022 and is included in the Summary Compensation Table under the “Salary” column for fiscal 2022.
Cash Incentives
Under his employment agreement, Dr. Hayward is eligible for a special cash incentive of up to $800,000, $300,000 of which is payable if and when annual revenue reaches $8 million and $100,000 of which would be payable for each $2 million of annual revenue in excess of $8 million, provided Dr. Hayward is still employed by the Company on such date(s) (the “Special Performance Bonus”). For the fiscal year ended September 30, 2022, the Company’s annual revenue was greater than $18 million, entitling the CEO to an $800,000 Special Performance Bonus. $400,000 of the Special Performance Bonus was paid during December 2022 and the remaining $400,000 was paid during January 2023 and each is included in the Summary Compensation Table under the “Bonus” column for fiscal 2022.

The other named executive officers were not awarded discretionary cash bonuses for fiscal 2021 performance as a result of the Company’s operating loss. However, in lieu of cash bonuses, the compensation committee approved grants of fully vested stock options to such individuals on November 1, 2021, described immediately below.
As discussed further below, on January 23, 2023, upon recommendation from the compensation committee, the Board approved a cash incentive bonus for the other named officers of $99,000 (33% of her annual base salary rate) for Ms. Jantzen and $107,500 (33% of her annual base salary rate) for Ms. Murrah.
Long-Term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders.
By only rewarding the creation of stockholder value, we believe stock options provide our executive officers with an effective risk and reward profile.
Stock options are granted periodically to our executive officers in amounts determined by the compensation committee in its discretion. Historically, stock grants have generally not been formula-based, but instead have been granted taking into account a mixture of the following qualitative factors: the executive’s level of responsibility; the competitive market for the executive’s position; the executive’s potential contribution to our growth; and the subjective assessment of the professional effectiveness and capabilities of these executives. Based on the recommendations of Compensia, the stock grants for fiscal 2022 were formula-based.
On November 1, 2021, the compensation committee granted fully vested stock options to Ms. Jantzen and Ms. Murrah in lieu of a discretionary cash bonus. These options had a grant date fair value of $90,000 for Ms. Jantzen (30% of her annual base salary rate) and $113,750 for Ms. Murrah (35% of her annual base salary rate) and are disclosed in the Summary Compensation Table under the “Bonus” column during fiscal 2022. The amounts of the grants were based on target cash bonus values and the analysis performed by Compensia.
In addition, on November 1, 2021, the compensation committee granted fully vested stock options as long-term stock-based compensation to our named executive officers. These options had a grant date fair value of $800,000 for Dr. Hayward, $136,500 for Ms. Jantzen and $147,875 for Ms. Murrah, and are disclosed in the Summary Compensation Table under the “Option Awards” column for fiscal year 2022.
On January 23, 2023, upon recommendation from the compensation committee, the Board approved a bonus plan for Ms. Jantzen and Ms. Murrah. The bonus plan included a cash incentive bonus of $99,000 (33% of her annual base salary rate) for Ms. Jantzen and $107,500 (33% of her annual base salary rate) for Ms. Murrah. The Bonus plan also included the grant of restricted stock units (“RSU”) (33% of annual base salary and stock options (34% of annual base salary). The RSUs and stock options were granted on March 23, 2023. The RSUs will have a grant date fair value of $99,000 for Ms. Jantzen and $107,250 for Ms. Murrah and will vest in full in twelve months from the date of grant, subject to continued employment with the Company. The options will have a grant date fair value of $102,000 for Ms. Jantzen and $110,500 for Ms. Murrah and shall vest in equal installments on each of the first four anniversaries of the date of grant, subject to continued employment with the Company.
Benefits
We provide the following benefits to our executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer match)

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers who will serve on our compensation committee or our Board of Directors.
Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James A. Hayward Chairman, President and CEO	2022	450,000(3)	800,000	—	800,000	18,000	2,068,000
	2021	400,000	566,840	—	469,992	18,000	1,454,832
Beth M. Jantzen CFO	2022	300,000	90,000(4)	—	136,500	—	526,500
	2021	278,846	—	—	87,699	—	366,545
Judith Murrah CIO, COO	2022	325,000(3)	113,750(4)	—	147,875	—	586,625
	2021	314,423	—	—	87,699	—	402,122

(1)
Represents the grant date fair value calculated in accordance with FASB ASC Topic 718, or ASC 718, based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the fiscal year ended September 30, 2022 filed with the SEC on December 14, 2022 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation” and in Note C to the accompanying consolidated financial statements.

(2)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

(3)
Effective May 7, 2022, Dr. Hayward and Ms. Murrah voluntarily reduced their salaries to $225,000 and $300,000, respectively, in response to the then current cash position of the Company. The CEO and COO salaries were restored back to $450,000 and $325,000, respectively, on September 3, 2022 and they were paid a one-time payment of $110,343 and $12,260, respectively, which represents the restoration of the reduction in their salaries from May 7, 2022 through September 3, 2022. The one-time payment was made during October 2022 and is included herein.

(4)
On November 1, 2021, the compensation committee granted fully vested stock options to Ms. Jantzen and Ms. Murrah in lieu of a discretionary cash bonus.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards as of September 30, 2022 held by the named executive officers.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James A. Hayward	20,833	—	232.80	10/17/2023
	4,375	—	114.40	12/21/2024
	1,250	—	119.60	12/21/2025
	3,750	—	82.00	12/20/2026
	16,666	—	140.40	07/10/2028
	6,250	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
	80,000	—	5.44	01/5/2031
	219,167	—	5.58	10/31/2031
Beth M. Jantzen	104	—	205.20	10/14/2023
	104	—	278.40	11/28/2023
	104	—	326.40	12/09/2023
	1,000	—	114.40	12/21/2024
	750	—	138.00	02/14/2025
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	2,500	—	47.60	08/29/2028
	6,695	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
	45,129	—	5.58	10/31/2031
Judith Murrah	833	—	280.80	12/01/2023
	1,875	—	114.40	12/21/2024
	104	—	326.40	12/09/2023
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	3,750	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
	52,127	—	5.58	10/31/2031
Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of January 1, 2023 and, where indicated, compensation actions prior to such date.
The Chief Executive Officer is the only named executive officer with an employment agreement.

The initial term of Dr. Hayward’s employment agreement was from July 1, 2016 to July 1, 2017, and the agreement renews automatically on an annual basis. The agreement provides for an annual base salary and the Special Performance Bonus, the terms of which are each described above in the sections entitled “Base Salary” and “Cash Incentives.” The Board of Directors, acting in its discretion, may also grant annual bonuses to Dr. Hayward, provided that Dr. Hayward may not be treated less favorably with respect to annual bonuses than other executives of the Company. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to twenty hours per week, a gym membership and an airline club membership.
The agreement with Dr. Hayward also provides that if he is terminated by the Company without cause or if Dr. Hayward terminates his employment for good reason, then, in addition to earned and unpaid salary, bonus and benefits, and subject to the delivery of an executed general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year to his termination of employment) of the greater of (X) the annual bonus he would have received if employment had continued through the end of the year of termination or (Y) the prior year’s annual bonus; installment payments for two years following termination in an aggregate amount equal to the greater of (i) 2.99 times Dr. Hayward’s base salary or (ii) two times the sum of (A) Dr. Hayward’s base salary and (B) Dr. Hayward’s prior year’s annual bonus (or, if greater, Dr. Hayward’s target bonus (if any) for the year of termination); Company-paid COBRA continuation coverage for 18 months post-termination; continuing life insurance benefits (if any) for two years; and extended exercisability of outstanding vested options (for three years from termination date or, if earlier, the expiration of the fixed option term).
If termination of employment by the Company without cause or by Dr. Hayward for good reason occurs within six months before or two years after a change in control of the Company (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding options would be extended until three years following the change in control (or if later, three years following a qualifying termination after a change in control), or the earlier expiration of the fixed option term. In addition, the employment agreement provides that if the payments and benefits to Dr. Hayward in connection with a change in control would be subject to an excise tax under Section 280G of the Code, they will be reduced to the maximum amount that would not trigger the excise tax unless Dr. Hayward would be better off (on an after-tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes.
Upon termination due to death or disability, Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments.
Dr. Hayward is subject to standard restrictive covenants, including a two-year post-employment non-compete and non-solicit of employees or customers.
Director Compensation
We engaged Compensia to review our director compensation program at the end of fiscal 2021 to advise us on a go-forward design that we used for the fiscal 2022 non-employee director grants. We granted an option to purchase 29,845 shares of stock to each of our non-employee directors on November 1, 2022, in respect of fiscal year 2022. The options have a 10 year term, will vest on the first anniversary from the date of grant, subject to continued service, and have a grant date fair value of $150,000. In addition, in recognition for service on certain committees, additional options were granted to those board members that also serve on committees. As such, on November 1, 2021, stock options with a ten year term that vest on the one year anniversary from the date of grant, subject to continued service, were granted, with a grant date fair value of $10,000 for Mr. Shamash, $8,750 for Mr. Bitzer, $5,000 for Mr. Ceccoli and $1,250 for Mr. Simon.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Sanford R. Simon	—	—	151,250	—	151,250
Yacov A. Shamash	—	—	160,000	—	160,000
John Bitzer, III(1)	—	—	158,750	—	158,750
Joseph D. Ceccoli	—	—	155,000	—	155,000
Scott L. Anchin	—	—	150,000	—	150,000
Robert C. Catell	—	—	150,000	—	150,000
Elizabeth M. Schmalz Shaheen	—	—	150,000	—	150,000

(1)
On July 28, 2022, Mr. Bitzer provided notice to the Board of Directors of the Company of his intention to retire from the Board of Directors. On September 22, 2022, at the Company’s 2022 annual meeting of stockholders, Mr. Bitzer did not stand for re-election.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On(6):	Net (Loss) (thousands)(6)	Revenues (thousands)(7)
					Total Shareholder Return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2022	$2,068,000	$1,268,000	$556,563	$312,500	$21.44	$(8,270)	$18,169
2021	$1,454,832	$984,840	$384,334	$296,635	$70.92	$(14,278)	$9,028

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for the principal executive officer (“PEO”), Dr. Hayward (our President and Chief Executive Officer), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Hayward, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Hayward during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Hayward’s total compensation for each year to determine the compensation actually paid which is reported above:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$2,068,000	$800,000	$—	$1,268,000
2021	$1,454,832	$469,992	$—	$984,840

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
There was no equity award adjustment for each applicable years shown above, as all equity awards granted were fully vested on the day granted.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding Dr. Hayward, who has served as our President and Chief Executive Officer) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Dr. Hayward) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Beth M. Jantzen and Judith Murrah; (ii) for 2021, Beth M. Jantzen and Judith Murrah.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Hayward), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Dr. Hayward) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Dr. Hayward) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$556,563	$142,188	$—	$414,375
2021	$384,334	$87,699	$—	$296,635

(a)
There was no equity award adjustment for each applicable years shown above, as all equity awards granted were fully vested on the day granted.

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2022, or 2021.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
The dollar amounts reported represent the amount of consolidated revenues reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR
The following graph addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Hayward) with the Company’s cumulative TSR over the two years presented in the table. The Company does not use TSR as a performance measure in the overall executive compensation program.

PEO, and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$80
$60
$40
$20
$-
2021
2022
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actual Paid to Non-PEO NEOs
Company TSR

Compensation Actually Paid and Net Loss
The following table addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Hayward) with the Company’s net loss over the two years presented in the table. The Company does not use net loss as a performance measure in the overall executive compensation program, particularly when determining the size of equity incentive awards.

PEO, and Average NEO Compensation Actually Paid
Versus Company Net Loss
Compensation Actually Paid ($ Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$-
$(5,000)
$(10,000)
$(15,000)
2021
2022
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actual Paid to Non-PEO NEOs
Company Net Loss

Compensation Actually Paid and Revenues
As demonstrated by the following graph, the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Hayward) is aligned with the Company’s Revenues over the two years presented in the table. The Company utilizes Revenues when setting goals for the certain performance-based bonuses and equity compensation that are awarded to the NEOs.

PEO, and Average NEO Compensation Actually Paid
Versus Company Revenues
Compensation Actually Paid ($ Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$20,000
$15,000
$10,000
$5,000
$-
2021
2022
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actual Paid to Non-PEO NEOs
Revenues

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On each of December 9 and 10, 2020, Dillon Hill Capital, LLC and its affiliate, Dillon Hill Investment Company, LLC, a greater than 5% shareholder, exercised 100,000 of certain common warrants received in an underwritten public offering that closed on November 15, 2019, for an aggregate exercise of 200,000 of such warrants, resulting in total net proceeds to the Company of approximately $1.1 million. As a result of these exercises, the Company issued to the Investors an aggregate of 100,000 additional replacement warrants, which are substantially similar to the exercised warrants described above except that 50,000 of the newly issued replacement warrants have an exercise price of $6.57 and 50,000 of such replacement warrants have an exercise price of $6.46. As of September 30, 2022, Dillon Hill Capital, LLC and its affiliate, Dillon Hill Investment Company, LLC, were no longer a greater than 5% shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our common stock beneficially owned as of August 3, 2023, (i) by each person who is known to us to beneficially own 5% or more of the outstanding common stock, (ii) by each of the executive officers named in the table under “Summary Compensation Table” and by each of our directors named in the table under “Director Compensation” and (iii) by all executive officers and directors as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790.
	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	507,453(3)	3.62%
Yacov A. Shamash	Common Stock	57,850(4)(14)	*
Robert C. Catell	Common Stock	54,185(10)(15)	*
Joseph D. Ceccoli	Common Stock	54,687(7)(14)	*
Beth M. Jantzen	Common Stock	72,518(5)(11)	*
Judith Murrah	Common Stock	83,990(5)(12)	*
Scott L. Anchin	Common Stock	54,133(15)(17)	*
Sanford R. Simon	Common Stock	53,515(8)(14)	*
Elizabeth Schmalz Shaheen	Common Stock	51,995(13)(16)	*
All directors and officers as a group (9 persons)	Common Stock	990,326(9)	6.83%
5% Stockholder:
AWM Investment Company, Inc.	Common Stock	720,942(6)	5.28%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Based upon 13,658,520 shares of common stock outstanding as of August 3, 2023. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 373,267 shares underlying currently exercisable options.

(4)
Includes 56,265 shares underlying currently exercisable options.

(5)
Excludes 108,333 and 100,000 underlying options for Ms. Jantzen and Ms. Murrah, respectively that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of the grant date.

(6)
This information is based on a Form 13G filed with the SEC on February 14, 2023 by AWM Investment Company, Inc. (“AWM”). AWM has reported sole voting and sole dispositive power of 720,942 shares of common stock. The address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(7)
Includes 51,118 shares underlying currently exercisable options.

(8)
Includes 53,443 shares underlying currently exercisable options.

(9)
Includes 900,863 shares underlying currently exercisable options.

(10)
Includes 52,245 shares underlying currently exercisable options.

(11)
Includes 72,446 shares underlying currently exercisable options.

(12)
Includes 81,443 shares underlying currently exercisable options.

(13)
Includes 51,219 shares underlying currently exercisable options.

(14)
Excludes 122,037, 116,404 and 113,588 underlying options for Messrs. Shamash, Ceccoli and Simon, respectively, that were granted on January 25, 2023 and vest in full on January 25, 2024.

(15)
Excludes 112,649 and 114,527 shares underlying options for , Messrs. Anchin and Catell, respectively that were granted on January 25, 2023 and vest in full on January 25, 2024.

(16)
Excludes 115,465 shares underlying options for Ms. Schmalz Shaheen that were granted on January 25, 2023 and vest in full on January 25, 2024.

(17)
Includes 53,883 shares underlying currently exercisable options.

(18)
Excludes 91,667 and 99,306 underlying restricted stock units (“RSU”s) for Ms. Jantzen and Ms. Murrah, respectively that were granted on March 23, 2023 and vest in full on March 23, 2024.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2024 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than May 22, 2023 and no later than June 21, 2024. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2024 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than May 22, 2024 and no later than June 21, 2024. However, if our 2024 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 19, 2024, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2024 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date, or July 22, 2024 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 7, 2023

Appendix A
AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,000,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,000,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name:
James A. Hayward

Title:
Chairman, President and Chief Executive Officer

A-1

Appendix B
2020 INCENTIVE STOCK PLAN
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions. The purposes of the Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Applied DNA Sciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g)   “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.
(v)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.
(y)   “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(d) hereof.
(z)   “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 2.   Administration. The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.
The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the other terms and conditions of each Award;
(e)   approve forms of agreements (including Award Agreements) for use under the Plan; and
(f)   modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,500,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 3,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b)   Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any award granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(c)    Shares Withheld in Satisfaction of Taxes or Exercise Price. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not again become available for grant under the Plan.
(d)   Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(e)   Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;
(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(e), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(e) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.
(f)   Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b)   Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock

Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)   Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d)   Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 7.   Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a)   Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.   Restricted Stock.
(a)   Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b)   Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)   Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.
Section 11.   Amendments and Termination.Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12.   Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.
Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a)   Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b)   Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a)   Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b)   Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 17.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b)   The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan. The Plan will become effective upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company (the “Effective Date”).
Section 19.   Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 21.   Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22.   Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,000,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,000,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:
/s/ James A. Hayward

Name:
James A. Hayward

Title:
Chairman, President and Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V21965-P96857

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

APPLIED DNA SCIENCES, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV21965-P96857! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !APPLIED DNA SCIENCES, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.APPLIED DNA SCIENCES, INC.ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790The Board of Directors recommends you vote FOR the following proposals:Nominees:01) James A. Hayward02) Robert B. Catell03) Joseph D. Ceccoli04) Yacov A. Shamash05) Sanford R. Simon06) Elizabeth M. Schmalz Shaheen2. Approval of an amendment to the Company's 2020 Equity Incentive Plan to increase the number of shares of common stock availablefor grant thereunder by 3,500,000; and3. Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal yearending September 30, 2023.1. Election of DirectorsThe Board of Directors recommends you vote FORthe following:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on September 18, 2023, the day before the meeting date.Have your proxy card in hand when you access the web site and follow the instructions toobtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time on September 18, 2023, the day before the meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.APPLIED DNA SCIENCES, INC.Annual Meeting of StockholdersSeptember 19, 2023 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of July 21, 2023, at the Annual Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtuallyat www.virtualshareholdermeeting.com/APDN2023 on Tuesday, September 19, 2023 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side